American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2025

Real Estate Fund - Schedule of Investments
JANUARY 31, 2025 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.3%
Data Centers — 10.7%
Digital Realty Trust, Inc.	160,365	26,277,409
Equinix, Inc.	47,529	43,425,346
		69,702,755
Gaming REITs — 3.3%
VICI Properties, Inc.	714,127	21,259,561
Health Care — 15.4%
American Healthcare REIT, Inc.	556,634	15,747,176
CareTrust REIT, Inc.	302,614	8,019,271
Ventas, Inc.	388,631	23,481,085
Welltower, Inc.	392,640	53,587,507
		100,835,039
Industrial — 10.7%
EastGroup Properties, Inc.	59,490	10,090,694
Prologis, Inc.	502,571	59,931,592
		70,022,286
Lodging/Resorts — 3.5%
Hilton Worldwide Holdings, Inc.	52,392	13,416,019
Ryman Hospitality Properties, Inc.	88,933	9,323,736
		22,739,755
Office — 4.4%
Kilroy Realty Corp.	138,555	5,406,416
SL Green Realty Corp.	37,532	2,529,282
Vornado Realty Trust	472,528	20,441,561
		28,377,259
Residential — 13.5%
American Homes 4 Rent, Class A	204,562	7,083,982
AvalonBay Communities, Inc.	128,804	28,531,374
Camden Property Trust	101,714	11,565,899
Essex Property Trust, Inc.	55,874	15,900,064
Invitation Homes, Inc.	309,747	9,648,619
Sun Communities, Inc.	123,927	15,676,766
		88,406,704
Retail — 14.2%
Agree Realty Corp.(1)	98,047	7,115,271
Essential Properties Realty Trust, Inc.	466,093	14,961,585
Kite Realty Group Trust	253,922	5,878,294
Regency Centers Corp.	199,782	14,352,339
Simon Property Group, Inc.	216,071	37,566,104
Urban Edge Properties	644,350	13,106,079
		92,979,672
Self Storage — 6.1%
CubeSmart	222,879	9,294,054
Extra Space Storage, Inc.	45,222	6,964,188
Public Storage	78,877	23,543,207
		39,801,449
Specialty — 4.8%
CBRE Group, Inc., Class A(2)	26,610	3,851,531
Iron Mountain, Inc.	155,788	15,823,387

Lamar Advertising Co., Class A	89,890	11,363,894
		31,038,812
Telecommunications — 9.5%
American Tower Corp.	228,726	42,302,874
SBA Communications Corp.	100,557	19,866,041
		62,168,915
Timberland REITs — 3.2%
Weyerhaeuser Co.	675,604	20,686,994
TOTAL COMMON STOCKS (Cost $509,717,063)		648,019,201
SHORT-TERM INVESTMENTS — 1.7%
Money Market Funds — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,271	11,271
State Street Navigator Securities Lending Government Money Market Portfolio(3)	7,279,990	7,279,990
		7,291,261
Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.50%, 3/31/26, valued at $497,779), in a joint trading account at 4.29%, dated 1/31/25, due 2/3/25 (Delivery value $487,942)		487,768
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.125%, 9/30/27, valued at $3,528,295), at 4.33%, dated 1/31/25, due 2/3/25 (Delivery value $3,460,248)		3,459,000
		3,946,768
TOTAL SHORT-TERM INVESTMENTS (Cost $11,238,029)		11,238,029
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $520,955,092)		659,257,230
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,309,078)
TOTAL NET ASSETS — 100.0%		$652,948,152

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,115,271. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,279,990.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$648,019,201	—	—
Short-Term Investments	7,291,261	$3,946,768	—
	$655,310,462	$3,946,768	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.